                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of Earliest Event Reported): FEBRUARY 10, 1998


                              ARDENT SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                    (State of incorporation or organization)


        0-20059                                                04-2818132
(Commission File Number)                                   (I.R.S. Employer
                                                           Identification  No.)


                  50 WASHINGTON STREET, WESTBORO, MA 01581-1021
               (Address of Principal Executive Office) (Zip Code)


       Registrant's telephone number, including area code: (508) 366-3888

ITEM 2. Acquisition or Disposition of Assets.

     In connection with the Agreement and Plan of Merger and Reorganization, dated as of October 7, 1997, as amended on November 7, 1997, by and among VMARK Software, Inc., a Delaware corporation (the "Company"), and Unidata, Inc., a Colorado corporation ("Unidata"), the stockholders of the Company and Unidata approved the merger and Unidata was merged into the Company on February 10, 1998 on substantially the terms that were disclosed in the Company's registration statement, Form S-4 (No. 333-43533), that became effective on December 31, 1997. Pursuant to the merger, the Company changed its name to Ardent Software, Inc.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired. The required financial statements for Unidata are incorporated by reference to the Company's registration statement, Form S-4 (No. 333-43533).

     (b) Pro Forma Financial Information. The required pro forma financial information is incorporated by reference to the Company's registration statement, Form S-4 (No. 333-43533).

     (c) Exhibits.
         10.40  Registration Rights Agreement.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ARDENT SOFTWARE, INC.



Date:  February 12, 1998                           By: /s/ Peter Gyenes
                                                       Chief Executive Officer